Exhibit 4.1
(Face of Certificate – Targeted Medical Pharma)

Number

Shares

Targeted Medical Pharma

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

AUTHORIZED 100,000,000 COMMON SHARES, $0.001 PAR VALUE PER SHARE

CUSIP 876140104

SEE REVERSE FOR CERTAIN DEFINITIONS

This Certifies that

is the owner of

FULLY PAID AND NON-ASSESSABLE COMMON STOCK, $0.001 PAR VALUE OF

TARGETED MEDICAL PHARMA, INC..

transferable on the books of this Corporation in person or by attorney upon surrender of this Certificate duly endorsed or assigned. This Certificate and the shares represented hereby are subject to the laws of the State of Delaware, and to the Articles of Incorporation and the Bylaws of the Corporation, as now or hereafter amended.  This Certificate is not valid unless countersigned by the Transfer Agent.

IN WITNESS WHEREOF, the Corporation has caused this Certificate to be signed by the facsimile signatures of its duly authorized officers and to be sealed with the facsimile seal of the Corporation.

Dated:

COUNTERSIGNED AND REGISTERED:
CORPORATE STOCK TRANSFER, INC.
3200 Cherry Creek South Drive, Suite 430,

TRANSFER AGENT AND REGISTRAR AUTHORIZED OFFERING
BY:
AUTHORIZED OFFICER

(Signature)
PRESIDENT

(Seal)

(Signature)
(CHAIRMAN)

(Reverse of Certificate)

TARGETED MEDICAL PHARMA, INC.

CORPORATE STOCK TRANSFER, INC.

TRANSFER FEE: AS REQUIRED

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM — as tenants in common
TEN ENT — as tenants by the entireties
JT TEN — as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT — ......................... Custodian .........................
     (Cust)                                  (Minor)
under Uniform Gifts to Minors Act ..............................................................
                            (State)

Additional abbreviations may also be used though not in the above list.

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

For value received                                                                                                                      , hereby sell, assign and transfer unto

 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney to transfer the said stock on the books of the within named Company with full power of substitution in the premises.

Dated:

WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:

Signature: X

Signature: X

THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THIS CERTIFICATE, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.  THE SIGNATURES SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15).